EXHIBIT 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of April 24, 2018, is entered into by and among Gentherm Incorporated, a Michigan corporation (the “Company”), Gentherm (Texas), Inc., a Texas corporation (“Gentherm Texas”), Gentherm Licensing, Limited Partnership, a Michigan limited partnership (“Gentherm Licensing US”), Gentherm GmbH, a German limited liability company (“Gentherm Germany”), Gentherm Enterprises GmbH, a German limited liability company (“Gentherm Enterprises”), Gentherm Licensing GmbH, a German limited liability company (“Gentherm Licensing Germany”; Gentherm Licensing Germany, together with Gentherm Germany and Gentherm Enterprises, the “German Borrowers”), Gentherm Global Power Technologies Inc., an Alberta corporation (“Global”), Gentherm Canada ULC, an Alberta unlimited liability company (“Gentherm Canada”; Gentherm Canada, together with Global, the “Canadian Borrowers”), the Designated Borrower party hereto (the “Designated Borrower”; the Designated Borrower, together with the Company, Gentherm Texas, Gentherm Licensing US, the German Borrowers and the Canadian Borrowers, the “Borrowers” and each, a “Borrower”), the Guarantors party hereto, the Lenders party hereto, and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, are all parties to that certain Credit Agreement, dated as of August 7, 2014 (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement as set forth herein; and

WHEREAS, the Lenders party hereto and the Administrative Agent are willing to effect such amendments, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I.

DEFINITIONS

SECTION 1.1.Definitions. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

Article II.

AMENDMENTS TO CREDIT AGREEMENT

SECTION 2.1.Section 1.01.

SECTION 2.1.1.The last sentence in the definition of “Investment” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested (and, if such Investment is made in a currency other than Dollars, shall be the equivalent amount thereof in Dollars as reasonably determined by the Company at the time such Investment is made on the basis of the spot rate for the purchase by the Company of such currency with Dollars at such time), without adjustment for subsequent increases or decreases in the value of such Investment (including, with respect to any Investment made in a currency other than Dollars, as a result of changes in rates of currency exchange occurring after the time such Investment is made).

SECTION 2.1.2.The following defined terms are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code, or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Fourth Amendment Effective Date” means April 24, 2018.

“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

“LIBOR Successor Rate” has the meaning specified in Section 3.07.

“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, the definition of Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Company).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Scheduled Unavailability Date” has the meaning specified in Section 3.07.

SECTION 2.2.Article III.  Section 3.07 of the Credit Agreement is hereby amended to be Section 3.08 of the Credit Agreement and a new Section 3.07 is hereby added to Article III of the Credit Agreement immediately following Section 3.06 of the Credit Agreement to read as follows:

3.07LIBOR Successor Rate.

Notwithstanding anything to the contrary in this Agreement or any other Loan Document, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Company or the Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Company) that the Company or the Required Lenders (as applicable) have determined, that: (a) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (b) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”); or (c) syndicated loans currently being executed, or that include language similar to that contained in this Section 3.07, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR; then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Company may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes and any such amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment.

If no LIBOR Successor Rate has been determined and the circumstances under clause (a) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Company and each Lender.  Thereafter, (i) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans shall be suspended (to the extent of the affected Eurocurrency Rate Loans or Interest Periods), and (ii) the Eurocurrency Rate component of the Base Rate shall no longer be utilized in determining the Base Rate.  Upon receipt of such notice, the Company may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (ii)) in the amount specified therein.

Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement.

SECTION 2.3.Section 5.12.  Section 5.12 of the Credit Agreement is hereby amended by adding a new subsection (f) immediately following subsection (e) to read as follows:

(f)Each Borrower represents and warrants, as of the Fourth Amendment Effective Date, that such Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.

SECTION 2.4.Section 7.02.  Section 7.02 of the Credit Agreement is hereby amended as follows:

SECTION 2.4.1.The reference in Section 7.02(h) of the Credit Agreement to “$35,000,000” is hereby replaced with “$45,000,000”.

SECTION 2.4.2.The reference in Section 7.02(i) of the Credit Agreement to “$50,000,000” is hereby replaced with “$75,000,000”.

SECTION 2.5.Section 7.03.  Section 7.03 of the Credit Agreement is hereby amended to replace the reference in Section 7.03(l) of the Credit Agreement to “$10,000,000” with “$25,000,000”.

SECTION 2.6.Article IX.  A new Section 9.13 is hereby added to Article IX of the Credit Agreement immediately following Section 9.12of the Credit Agreement to read as follows:

9.13ERISA Matters.

(a)Each Lender (i) represents and warrants, as of the date such Person became a Lender party hereto, and (ii) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, the Arranger, and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Loan Party, that at least one of the following is and will be true: (A) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit, or the Commitments; (B) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (C)(1) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (2) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (3) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14, and (4) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (D) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)In addition, unless subclause (A) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in subclause (D) in the immediately preceding clause (a), such Lender further (i) represents and warrants, as of the date such Person became a Lender party hereto, and (ii) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arranger, and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Loan Party, that: (A) none of the Administrative Agent, the Arranger, or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any other Loan Document or any documents related to hereto or thereto); (B) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50,000,000, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E); (C) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations); (D) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder; and (E) no fee or other compensation is being paid directly to the Administrative Agent, the Arranger, or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c)Each of the Administrative Agent and the Arranger hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender, or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

SECTION 2.7.Section 11.01.  The language preceding the first proviso in the first paragraph of Section 11.01 of the Credit Agreement is hereby amended to read as follows:

Except as provided in Section 3.07, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the applicable Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given;

Article III.

CONDITIONS TO EFFECTIVENESS; PAYMENT OF EXPENSES

SECTION 3.1.Conditions to Effectiveness.  This Agreement shall become effective upon and subject to receipt by the Administrative Agent of counterparts of this Agreement duly executed by each Borrower, each Guarantor, the Required Lenders, and the Administrative Agent.

SECTION 3.2.Payment of Expenses.  The Company agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees, charges and disbursements of Moore & Van Allen PLLC.

Article IV.

EFFECT OF THIS AGREEMENT; REAFFIRMATION

SECTION 4.1.Effect of this Agreement.  Except as expressly modified and amended in this Agreement, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect.  The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement, as amended by this Agreement.

SECTION 4.2.Reaffirmation.  Each Loan Party hereby (a) restates, ratifies and reaffirms each and every term and condition set forth in, and its obligations under, the Credit Agreement and the other Loan Documents as of the date hereof, and (b) acknowledges and agrees that the Liens granted under the Collateral Documents continue to secure the full payment and performance of the Obligations.  Each Guarantor (i) hereby acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

Article V.

MISCELLANEOUS

SECTION 5.1.Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

SECTION 5.2.Loan Document Pursuant to Credit Agreement.  This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, including Article XI thereof.

SECTION 5.3.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.4.Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 5.5.Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.6.Full Force and Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to or modification of any other term or provision of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Credit Agreement or any of the Loan Documents.

SECTION 5.7.Miscellaneous.  Each Loan Party that is a party hereto hereby represents and warrants as follows: (a) the execution, delivery and performance by such Loan Party of this Agreement has been duly authorized by all necessary corporate or other organizational action, (b) such Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, (c) this Agreement has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, and (d) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with execution, delivery or performance by, or enforcement against, such Loan Party of this Agreement, or for the consummation of the transactions contemplated hereby.

SECTION 5.8.Lender Representations, Warranties and Covenants.  Each Lender party hereto represents and warrants that, after giving effect to this Agreement, the representations and warranties of such Lender set forth in the Credit Agreement (as amended by this Agreement) are true and correct as of the date of this Agreement.  Each Lender party hereto hereby agrees to comply with the covenants applicable to such Lender set forth in the Credit Agreement (as amended by this Agreement).

SECTION 5.9.Loan Party Representations and Warranties. In order to induce the Lenders to execute and deliver this Agreement, the Loan Parties hereby represent and warrant to the Lenders that both before and after giving effect to this Agreement, (a) no event has occurred and is continuing which constitutes a Default or an Event of Default and (b) the representations and warranties of (i) the Borrowers contained in Article V of the Credit Agreement (as amended by this Agreement) and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Agreement, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to, respectively, of Sections 6.01(a) and (b) of the Credit Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

BORROWERS:GENTHERM INCORPORATED,

a Michigan corporation

By: /s/ Barry Steele

Name:  Barry Steele

Title:Chief Financial Officer

GENTHERM (TEXAS), INC.,

a Texas corporation

By: /s/ Barry Steele

Name:Barry Steele

Title:Chief Financial Officer

GENTHERM LICENSING, LIMITED   PARTNERSHIP,

a Michigan limited partnership

By: /s/ Barry Steele

Name:  Barry Steele

Title:Chief Financial Officer

GENTHERM GMBH,

a German limited liability company

By: /s/ Barry Steele

Name:Barry Steele

Title:Chief Financial Officer

GENTHERM ENTERPRISES GMBH,

a German limited liability company

By: /s/ Barry Steele

Name:  Barry Steele

Title:Chief Financial Officer

GENTHERM LICENSING GMBH,

a German limited liability company

By: /s/ Barry Steele

Name:Barry Steele

Title:Chief Financial Officer

Gentherm Incorporated

FOURTH Amendment to Credit Agreement

GENTHERM GLOBAL POWER TECHNOLOGIES INC., an Alberta corporation

By: /s/ Barry Steele

Name:Barry Steele

Title:Chief Financial Officer

GENTHERM CANADA ULC,

an Alberta unlimited liability company

By: /s/ Barry Steele

Name:Barry Steel

Title:Chief Financial Officer

Gentherm Incorporated

FOURTH Amendment to Credit Agreement

DESIGNATED BORROWER:CINCINNATI SUB-ZERO PRODUCTS, LLC,

an Ohio limited liability company

By: /s/Barry Steele

Name:Barry Steele

Title:Chief Financial Officer

Gentherm Incorporated

FOURTH Amendment to Credit Agreement

GUARANTORS:GENTHERM PROPERTIES I, LLC,

a Michigan limited liability company

By:/s/ Barry Steele

Name:  Barry Steele

Title:Chief Financial Officer

GENTHERM PROPERTIES II, LLC,

a Michigan limited liability company

By:/s/ Barry Steele

Name:Barry Steele

Title:Chief Financial Officer

GENTHERM PROPERTIES III, LLC,

a Michigan limited liability company

By: /s/ Barry Steele

Name:Barry Steele

Title:Chief Financial Officer

GENTHERM HOLDING (MALTA) LIMITED,

a Maltese limited liability company

By: /s/ Barry Steele

Name:Barry Steele

Title:Chief Financial Officer

GENTHERM AUTOMOTIVE SYSTEMS (MALTA) LIMITED,

a Maltese limited liability company

By: /s/ Barry Steele

Name:Barry Steele

Title:Chief Financial Officer

GENTHERM HUNGARY KORLÁTOLT FELELŐSSÉGŰ TÁRSASÁG,

a Hungarian limited liability company

By: /s/ Barry Steele

Name:Barry Steele

Title:Chief Financial Officer

Gentherm Incorporated

FOURTH Amendment to Credit Agreement

GENTHERM LUXEMBOURG I S.À R.L.,

a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, with its registered office at 41, avenue de la Gare, L-1611 Luxembourg and registered with the Luxembourg trade and companies register under number B 191.251

By: /s/ Barry Steele

Name:Barry Steele

Title:Chief Financial Officwer

GENTHERM LUXEMBOURG II S.À R.L.,

a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, with its registered office at 41, avenue de la Gare, L-1611 Luxembourg and registered with the Luxembourg trade and companies register under number B 191.252

By: /s/ Barry Steele

Name:Barry Steele

Title:Chief Financial Officer

Gentherm Incorporated

FOURTH Amendment to Credit Agreement

ADMINISTRATIVE AGENT:BANK OF AMERICA, N.A.,

as Administrative Agent

By:  /s/ Felicia Brinson

Name:Felicia Brinson

Title:Assistant Vice President

Gentherm Incorporated

FOURTH Amendment to Credit Agreement

LENDERS:	BANK OF AMERICA, N.A.,

as a Lender, Swing Line Lender and L/C Issuer

By:  /s/ Gregory J. Bosio

Name:Gregory J. Bosio

Title:Senior Vice President

Gentherm Incorporated

FOURTH Amendment to Credit Agreement

JPMorgan Chase Bank, N.A.,

as a Lender

By:  /s/ Wieslaw R. Sliwinski

Name:Wieslaw R. Sliwinski

Title:Authorized Officer

JPMorgan Chase Bank, N.A., TORONTO BRANCH,

as a Lender

By:  /s/ Michael N.Tam

Name:Michael N. Tam

Title:Senior Vice President

Gentherm Incorporated

FOURTH Amendment to Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION,

as a Lender

By: /s/ Alexander R. Caldiero

Name:Alexander R. Caldiero

Title:Assistant Vice President

Gentherm Incorporated

FOURTH Amendment to Credit Agreement

COMERICA BANK,

as a Lender

By: /s/ Nicole Swigert

Name:Nicole Swigert

Title:Vice President

Gentherm Incorporated

FOURTH Amendment to Credit Agreement

The Huntington National Bank,

as a Lender

By:  /s/ William N. Bartok

Name:William N. Bartok

Title: Vice President

Gentherm Incorporated

FOURTH Amendment to Credit Agreement

KeyBank National Association,

as a Lender

By: /s/ James Clay Harris

Name:James Clay Harris

Title:Commercial Credit Analyst

Gentherm Incorporated

FOURTH Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,

as a Lender

By:  /s/ Scott Neiderheide

Name:Scott Neiderheide

Title:Vice President

Gentherm Incorporated

FOURTH Amendment to Credit Agreement